              ------------------------------------------------------------------
                                                    SALOMON BROTHERS
                                                    WORLDWIDE INCOME FUND INC

                                                   SEMI-ANNUAL REPORT
                                         ---------------------------------------
                                                   APRIL 30, 1998

                                       -------------------------------------
                                           SALOMON BROTHERS ASSET MANAGEMENT
                                           -------------------------------------

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

June 20, 1998

Dear Shareholders:

We are pleased to provide this semi-annual report for the Salomon Brothers Worldwide Income Fund Inc (the "Fund") as of April 30, 1998. Included are a market commentary, a statement of the Fund's investments as of April 30, 1998 and financial statements for the six months ended April 30, 1998.

During the six months ended April 30, 1998, the net asset value for the Fund increased from $15.65 per share to $16.18 per share at April 30, 1998. Dividends totaling $1.94375 per share were paid during this period. This total represents $0.94775 and $0.996 per share from net investment income and realized net long-term capital gains, respectively. Assuming the reinvestment of these dividends in additional shares of the Fund, the net asset value return for the six months ended April 30, 1998 was 17.02%. During the same period, the JP Morgan Emerging Markets Bond Index Plus, which we use as a measure of the return of the overall market for emerging markets debt, returned 14.28%.

Investments in securities of emerging markets issuers, including both obligations of sovereign governments and corporate issuers, totaled approximately 91% of total investments at April 30, 1998. The remainder of the Fund's long-term portfolio assets was invested in high-yield corporate bonds.

EMERGING MARKETS DEBT SECURITIES

The emerging debt markets experienced a strong rally in the six months ended April 30, 1998, despite the volatility surrounding the Asian stock, bond and currency crisis in October. The asset class posted a return of 14.28% as measured by the JP Morgan Emerging Markets Bond Index Plus during that time period. By comparison, the Salomon Brothers Broad Investment Grade Index, which is a proxy for investment grade fixed income securities, posted a return of 3.67%.

The stripped spread on the Emerging Markets Bond Index, which is the premium emerging market bond investors demand over U.S. Treasuries, shrunk to as low as 334 basis points (3.34%) just prior to the sell-off on October 22nd, and ended the month with a spread of 606 basis points. While this spread widening and bond market decline was meaningful, it fails to capture the volatility experienced in the market over the final nine days of October when the spread on the index fluctuated between the mid 400 basis point range and the low 800 basis point range.

When the crisis started to take shape during mid-October, we reduced the Fund's exposure to the emerging markets in anticipation of increased volatility. At the time, we were worried that

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

the Asian crisis would cause significant volatility in non-Asian debt from emerging market countries as investors curtailed their appetite for risk. During the end of October and into November, most of the Asian countries began to take steps to combat the weakness in their currencies: Korea exchanged over $20 billion in maturing short-term debt for longer-term bonds and subscribed to an International Monetary Fund (IMF) reform package; Thailand and Malaysia began to implement many IMF reforms; and China reaffirmed commitment to maintaining Hong Kong's U.S. dollar currency peg. While we did not believe the market risk in Asia had disappeared, these events increased our confidence in global emerging market bond prospects and, consequently, we began to increase the Fund's exposure to emerging market bonds. Our increased exposure was concentrated in those countries that had sold off in sympathy with Asia but had solid fundamentals and were not excessively reliant on the international capital markets. Mexico and Venezuela were two such countries. We increased the Fund's exposure to Mexico, which had previously been underweight, and we also increased the Fund's exposure to Venezuela to a meaningful overweight. Additionally, we continued to focus our investing in the U.S. dollar debt sector of the market, as opposed to the local currency markets. In this volatile environment, a better risk/reward profile was afforded via external dollar denominated debt relative to local currency debt.

At quarter end our top country allocations (as a percentage of total investments) were as follows:

  - Brazil            16.21%

  - Russia            12.05%

  - Venezuela         11.58%

  - Argentina          7.15%

  - South Korea        5.70%

  - Morocco            5.01%

  - Peru               4.63%

  - Mexico             4.53%

  - Algeria            4.50%

LATIN AMERICA

Brady bond exchanges in three Latin American countries dominated the sector's focus. More than USD 8 billion of outstanding Bradys were retired in exchange for nearly USD 7 billion in global bonds. Investors tendered collateralized Brady bonds to the countries and received uncollateralized global bonds in return. These transactions benefited the investor who received a higher yielding instrument and benefited the issuer who was then able to sell the collateral backing the bonds and use the proceeds to retire more debt. In addition to the benefits mentioned, these deals contributed to the long-run process of eliminating the Brady market. The Brady market, which provided a resolution to the 1980s debt crisis in Latin

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

America and several non-Latin countries, has become less necessary in today's marketplace as the countries effected have greatly improved their creditworthiness.

ARGENTINA   During the period, the Argentine government expanded its long maturity global bond due 2017 by USD 750 million. With the expansion, Argentina has met USD 1.35 billion of its USD 2 billion financing requirement for the second quarter. This is important because it gives Argentina additional flexibility in managing its liabilities. Separately, the IMF issued mixed comments on Argentina, praising the country for having successfully withstood the Asian storm, but expressing concerns on the deteriorating external position. The IMF urged Argentina to further diversify its export base instead of relying on its import tariffs. We remain confident that Argentina will implement the necessary reforms, but are slightly underweight awaiting the reforms.

BRAZIL   Brazilian policy makers' Asian crisis management capabilities were impressive as Brazil took several steps to defend its currency, the real, from attack. First, they doubled interest rates, draining liquidity from the system and increasing demand for the real. Next, President Cardoso proposed, and then passed, a series of fiscal measures designed to lend credibility to its monetary policy and improve the current account deficit. All this was implemented over a very short timeframe despite significant political consequences. Finally, Brazil made significant advances on its structural reform agenda, including pushing forward with its privatization plan. In addition, after nearly three years of delays, the Brazilian senate approved the administrative reform bill by a wide margin. A prompt approval was also reached in the upper house of congress. This approval will allow a general reduction in public expenditure at both the federal and state levels by ending job guarantees, setting limits on salaries and providing review evaluations for employees. While it may seem like a simple step to improve the economic and political system, this type of progress was previously unheard of in Brazil. The reform will enable state and municipal governments that spend more than 60% of receipts on payrolls to dismiss workers whose jobs are currently protected by the constitution. While the crisis in Asia leaves prospects for another year of significant economic growth in doubt, the government has allayed concerns surrounding their political commitment to stabilization and reform. Brazil's success and expediency in making these reforms have encouraged us to take a slightly overweight position.

ECUADOR   Despite Ecuador's relative outperformance in November, the country's ability to institute reform measures continues to be disappointing. Specifically disappointing was the government's continuous delays in the auction of a 35% stake in state-owned telephone company EMETEL. In addition, following the failure by congress to pass an increase in the value added tax, the sucre devalued 7.5%. We have established a marginally overweight position because we believe we are being adequately compensated for the risk we are taking but further reforms would need to take place for us to increase our exposure.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

MEXICO   Mexico's executive branch submitted a 1998 budget proposal to congress calling for no tax cuts and a fiscal deficit equivalent to 1.25% of GDP. Subsequently, opposition legislators stated that they will push for tax cuts and increases in public spending, while at the same time maintaining the fiscal deficit at or below 1.5% of GDP. Banco de Mexico signaled on March 12 that it is temporarily tightening its monetary stance by draining liquidity. The move is intended to help limit the deterioration in inflationary expectations resulting from the recent peso weakness associated with the Asian crisis. The Central Bank explicitly linked this move with its desire to prevent an excessive short-term deterioration in the exchange rate. We remain confident in Mexico's potential, and increased exposure during the period.

PANAMA   Panama retired USD 600 million of outstanding Brady debt and simultaneously issued a 30-year global bond during September. The exchange allowed Panama to improve its debt structure and lower its cost of funding. We remain overweight in Panama.

PERU   Moody's raised Peru's sovereign debt ceiling to Ba3 from B2, citing prudent fiscal and monetary policies and an outlook for strong growth. Moody's stated that the move was based on the country's progress, which included macroeconomic stabilization and high average rates of growth over the past several years. Also noted was the completion of both Paris and London Club debt restructurings, which have reduced external debt from USD 33.5 billion to USD
28.2 billion and have significantly lessened the near-term debt service by improving the amortization profile. The rating increase complements Standard & Poor's previously assigned BB rating. We maintained our overweight position during the period.

VENEZUELA   Venezuela is less reliant upon the international capital markets than the majority of Latin American countries due in large part to its enormous oil reserves and its prudent use of above-budget oil revenues to pay down debt. As a result, it is our contention that Venezuela will be somewhat insulated from the market volatility that is expected to exist going forward. In addition, the government gave a positive sign to investors with congress' approval of a privatization plan of the aluminum sector which the government hopes will bring in USD 2 billion. In the face of the slump in oil prices, privatization proceeds will be the saving grace for the government's finances for 1998. We remain overweight in Venezuela and used the Asia-related sell off to increase exposure.

EASTERN EUROPE

BULGARIA   Moody's upgraded Bulgaria's foreign currency rating to B2 from B3, citing improved credit risk with the election of a reform-oriented government and establishment of a currency board. In comparison, the upgrade puts Bulgaria on par with Peru and one notch below Brazil and Ecuador. Additionally, the IMF approved the fourth tranche of $510 million standby loan. Bulgaria's strides in decreasing inflation and promoting growth during the past year have been significant: inflation in March was negative 0.1% (largely due to falling fuel prices), and was near 1.5% in February down from levels above 100% a year ago.

RUSSIA Following the Asian crisis, Russia was one of the most scrutinized and most volatile credits in the emerging debt market. Its currency, the rouble, is pegged to the US dollar and investors feared it would have to be devalued, much like Asia, due to capital flight and

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

dwindling reserves brought on by the Asia crisis. In addition, the deterioration of Russia's fiscal accounts as a result of the capital flight and a fall in oil prices, one of its major exports, caused Standard & Poor's to lower its outlook for Russia's long-term foreign debt rating to negative from stable. On a positive note, negotiations between the Russian government and the IMF are continuing with regard to the release of the next tranche of its Extended Fund Facility Loan which was introduced in 1996 to help Russia face problems surrounding its implementation of reforms. President Yeltsin, due to his frustrations with the government's failure to make substantial progress on reform, dismissed his entire Parliamentary cabinet and replaced Prime Minister Viktor Chernomyrdin with former Energy Minister, Sergey Kiriyenko. Although this development was cause for initial concern, Kiriyenko was approved by the Duma, and a new cabinet was introduced, comprised of players with strong reformist views. Separately, in a move that improved market sentiment, the 1998 budget was passed overwhelmingly by the Duma and signed into law.

Russia will continue to remain volatile throughout 1998. Capital flight will come and go, oil prices will remain volatile, and politics will continue to make headlines. Fortunately, Russia has the ability and willingness to service its obligations. For example, Russia's debt service is 12% of exports and places it in the top 10% of emerging market countries. We continue to believe the risk premium offered for this debt more than adequately compensates investors for the risk.

MIDDLE EAST AND AFRICA

MOROCCO   Positive news came from Morocco, as the U.S. rating agencies assigned sovereign ratings: Moody's rated Morocco Ba1, while Standard and Poor's assigned a rating of BB. The grades can be attributed to three main factors: 1) the ability of Morocco to stabilize its macroeconomic performance, namely its current account deficit, 2) the ability of Morocco to substantially attract foreign investors and gain their confidence, and 3) the government's high commitment to the privatization process and to liberalization.

HIGH YIELD SECURITIES

Although the economy was expected to slow as a result of the fourth quarter Asian crisis, corporate earnings and credit quality were generally very good and supported spread tightening for the six months ending April 30, 1998. The market was initially down during late October, as Asian markets tumbled. However, few bonds traded and the market recovered almost completely in a few short weeks. The market's firmness appeared to be due to several factors, including: 1) a high level of cash in the market, 2) a strong rally in the U.S. Treasury market and 3) a belief that the economy will slow, but no recession will materialize, keeping fundamental credit quality fairly healthy.

The high yield market's increase was fueled by strong demand from both retail and institutional buyers. High yield mutual funds were aggressive buyers, as they experienced record inflows during the period. Collateralized Bond Obligations (CBOs), insurance companies, pension funds and other institutional buyers have also been active participants.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

In the US market, high yield leisure/lodging, utilities, technology and gaming were the outperforming industries during the six months ended April 30, 1998. Consumer cyclicals, basic industries and manufacturing lagged, as investors feared an economic slowdown would negatively affect the earnings outlook of companies in these major industry classifications. Also included in the list of underperformers was energy, which lagged due to the significant decline in oil prices during the period.

The Board of Directors of the Fund recently reviewed and approved various amendments to the Fund's bylaws. For example, the bylaw provisions relating to timely notice for proposals to be brought before an annual meeting of stockholders (other than a proposal under Rule 14a-8 of the Securities Exchange Act of 1934 to be included in the Fund's proxy statement) have been amended. As amended, a stockholder's notice must be delivered to the Fund not less than 60 days nor more than 90 days prior to the first anniversary of the preceding year's annual meeting. An exception applies in the event the date of the annual meeting is substantially advanced or delayed from the anniversary date. The Board believes that the amended timely notice provisions will provide greater certainty to stockholders because previously, timely notice keyed off the date of the current years's meeting or the date public disclosure of the current year's meeting is made. In addition, the provisions provide that any business to be brought before a special meeting of stockholders must be specified in the notice of meeting or otherwise properly brought before the meeting by or at the direction of the Board of Directors. Finally, upon recommendation of the Fund's Maryland counsel, other changes to certain bylaw provisions were made to conform to the bylaw provisions of more recently organized Maryland companies.

In a continuing effort to provide timely information concerning the Fund, shareholders may call 1-888-777-0102 (a toll-free number), Monday through Friday from 8:00 am to 6:00 pm EST for the Fund's current net asset value, market price and other information regarding the Fund's portfolio holdings and allocations. For information concerning your Salomon Brothers Worldwide Income Fund stock account, please call American Stock Transfer & Trust Company at 1-800-937-5449 (1-718-921-8200 if you are calling from within New York City).

All of us at Salomon Brothers Asset Management appreciate the confidence you have demonstrated in the past and hope to continue to serve you in the future years.

                                   Sincerely,

/s/ HEATH B. MCLENDON

Heath B. McLendon                                   Peter J. Wilby
Chairman and President                              Executive Vice President
                                                    and Portfolio Manager

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS

April 30, 1998 (unaudited)


                        PRINCIPAL
                         AMOUNT                                                                                 VALUE
                          (000)           SOVEREIGN BONDS -- 88.5%                                             (NOTE 2)
-------------------------------------------------------------------------------------------------------------------------

                                          ARGENTINA -- 9.1%
         US$               6,750+         Republic of Argentina, Global Bond, 11.00%, 10/9/06.........       $  7,382,812
                          10,250+         Republic of Argentina, Global Bond, 11.375%, 1/30/17........         11,339,063
                                                                                                             ------------
                                                                                                               18,721,875
                                                                                                             ------------
                                          BRAZIL -- 20.7%
                           8,800+         Federal Republic of Brazil, C Bond, 8.00%, 4/15/14(@).......          7,265,751
                          25,000          Federal Republic of Brazil, DCB, Series L, 6.75%,
                                          4/15/12*....................................................         19,796,875
                           4,375          Federal Republic of Brazil, Global Bond, 9.375%, 4/7/08.....          4,295,703
                             625          Federal Republic of Brazil, Global Bond, 10.125%, 5/15/27...            609,844
                          12,500+         Federal Republic of Brazil, NMB, Series L, 6.6875%,
                                          4/15/09*....................................................         10,476,563
                                                                                                             ------------
                                                                                                               42,444,736
                                                                                                             ------------
                                          BULGARIA -- 3.4%
                          10,500+         Republic of Bulgaria, FLIRB, Series A, 2.25%, 7/28/12*......          6,995,625
                                                                                                             ------------
                                          COSTA RICA -- 4.1%
                          10,000+         Costa Rica, Principal Bond, Series B, 6.25%, 5/21/15........          8,400,000
                                                                                                             ------------
                                          CROATIA -- 1.2%
                           2,750+         Republic of Croatia, Par Bond, Series A, 6.50%, 7/30/10*....          2,442,344
                                                                                                             ------------
                                          ECUADOR -- 4.0%
                          12,926+         Republic of Ecuador, PDI Bond, 6.625%, 2/27/15*(,@).........          8,272,607
                                                                                                             ------------
                                          MEXICO -- 5.8%
                           1,350+         United Mexican States, Global Bond, 11.50%, 5/15/26.........          1,628,438
                           4,600          United Mexican States, Global Bond, 9.875%, 1/15/07.........          4,925,827
                           6,300+         United Mexican States, Par Bond, Series A, 6.25%, 12/31/19
                                            (including 6,300,000 rights)..............................          5,307,750
                                                                                                             ------------
                                                                                                               11,862,015
                                                                                                             ------------
                                          PANAMA -- 3.8%
                           2,000+         Republic of Panama, IRB, 3.75%, 7/17/14*....................          1,568,750
                           7,501+         Republic of Panama, PDI Bond, 6.5625%, 7/17/16*(,@).........          6,263,521
                                                                                                             ------------
                                                                                                                7,832,271
                                                                                                             ------------
                                          PERU -- 5.9%
                           5,250+         Republic of Peru, FLIRB, 3.25%, 3/7/17*.....................          3,274,687
                          13,000+         Republic of Peru, PDI Bond, 4.00%, 3/7/17*..................          8,856,250
                                                                                                             ------------
                                                                                                               12,130,937
                                                                                                             ------------

--------------------------------------------------------------------------------
                See accompanying notes to financial statements.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS (continued)

April 30, 1998 (unaudited)


                        PRINCIPAL
                         AMOUNT                                                                                 VALUE
                          (000)           SOVEREIGN BONDS (CONCLUDED)                                          (NOTE 2)
-------------------------------------------------------------------------------------------------------------------------
                                          PHILIPPINES -- 4.0%
         US$               1,000          Republic of Philippines, Global Bond, 8.875%, 4/15/08.......       $    990,000
                           7,500          Republic of Philippines, Global Bond, 8.75%, 10/7/16........          7,167,188
                                                                                                             ------------
                                                                                                                8,157,188
                                                                                                             ------------
                                          POLAND -- 3.0%
                           6,701          Republic of Poland, PDI Bond, 4.00%, 10/27/14*..............          6,114,663
                                                                                                             ------------
                                          RUSSIA -- 0.3%
                             853          Russia, IAN, 6.71875%, 12/15/15*(,#)........................            613,358
                                                                                                             ------------
                                          SOUTH KOREA -- 7.3%
                           1,000          Export-Import Bank of Korea, Global Bond, 6.50%, 2/10/02....            916,516
                             750          Korea Development Bank, Global Bond, 6.625%, 11/21/03.......            667,275
                             750          Korea Development Bank, Global Bond, 7.25%, 6/15/01.........            710,175
                             500          Korea Development Bank, Global Bond, 7.25%, 5/15/06.........            445,775
                           3,300          Korea Development Bank, Global Bond, 7.375%, 9/17/04........          3,010,590
                           2,630          Korea Development Bank, Global Bond, 7.90%, 2/1/02..........          2,526,378
                           6,750          Republic of Korea, Global Bond, 8.875%, 4/15/08.............          6,651,774
                                                                                                             ------------
                                                                                                               14,928,483
                                                                                                             ------------
                                          URUGUAY -- 1.1%
                           2,368+         Uruguay, DCB, Series B, 6.75%, 2/18/07*.....................          2,344,737
                                                                                                             ------------
                                          VENEZUELA -- 14.8%
                          15,238+         Republic of Venezuela, DCB, Series DL, 6.8125%, 12/18/07*...         13,685,701
                          12,429          Republic of Venezuela, FLIRB, Series A, 6.625%, 3/31/07*....         11,115,804
                           6,250+         Republic of Venezuela, Global Bond, 9.25%, 9/15/27..........          5,525,000
                                                                                                             ------------
                                                                                                               30,326,505
                                                                                                             ------------

                                          TOTAL SOVEREIGN BONDS (cost $170,503,097)...................        181,587,344
                                                                                                             ------------
                                          LOAN PARTICIPATIONS++ -- 27.4%
-------------------------------------------------------------------------------------------------------------------------
                                          The People's Democratic Republic of Algeria,
                           9,318            Tranche A, 7.3125%, 9/4/06* (Chase Manhattan).............          7,999,653
                           5,000            Tranche 3, 6.53125%, 3/4/10* (Chase Manhattan)............          3,775,000
                                          Government of Jamaica,
                             278            Tranche A, 6.50%, 10/15/00* (Chase Manhattan).............            277,045

--------------------------------------------------------------------------------
                See accompanying notes to financial statements.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS (continued)

April 30, 1998 (unaudited)


                        PRINCIPAL
                         AMOUNT                                                                                 VALUE
                          (000)           LOAN PARTICIPATIONS (CONCLUDED)                                      (NOTE 2)
-------------------------------------------------------------------------------------------------------------------------
                                          Kingdom of Morocco,
Yen                      416,047            Tranche A, 2.4175%, 1/1/09* (Goldman Sachs)...............         $2,701,607
US$                          660            Tranche A, 6.65625%, 1/1/09* (Chase Manhattan, J.P.
                                              Morgan).................................................            668,906
                                            Tranche B, 6.65625%, 1/1/04* (Morgan Stanley Emerging
                          10,558              Markets Inc., Bankers Trust)............................          9,761,029
                                          Russia, Principal Loan, 6.71875%, 12/15/20* (Goldman Sachs,
                          48,750            J.P. Morgan)(A)...........................................         30,956,250
                                                                                                             ------------

                                          TOTAL LOAN PARTICIPATIONS (cost $55,100,334)................         56,139,490
                                                                                                             ------------
                                          CORPORATE BONDS -- 11.8%
-------------------------------------------------------------------------------------------------------------------------
                                          Brazil,
                                            Companhia Energetica De Sao Paulo, 9.125% until 6/26/02
                           2,000              (9.625% thereafter), 6/26/07(#).........................          1,925,000
                                          Indonesia,
                           3,000            Tjiwi Kimia International Finance Company B.V., 10.00%,
                                            8/1/04(#).................................................          2,490,000
                                          Mexico,
                           2,000+           Grupo Industrial Durango, 12.00%, 7/15/01.................          2,177,500
                           1,000            Hylsa S.A. de C.V., 9.25%, 9/15/07........................            996,250
                                          United States,
                           1,500            Adelphia Communications, 10.50%, 7/15/04..................          1,638,750
                                            Jordan Industries, Inc., Zero Coupon until 4/1/02 (11.75%
                           4,825              thereafter), 4/1/09.....................................          3,160,479
                           1,000            Nortek Inc., 9.125%, 9/1/07...............................          1,025,000
                           1,500            North Atlantic Trading, 11.00%, 6/15/04...................          1,567,500
                           1,000            Polymer Group, 9.00%, 7/1/07..............................          1,033,750
                           3,000            Revlon Worldwide, Zero Coupon, 3/15/01....................          2,302,500
                           2,750            Telewest PLC, Zero Coupon until 10/1/00 (11.00%
                                              thereafter), 10/1/07....................................          2,241,250
                                            TFM Sa De Cv, Zero Coupon until 6/15/02 (11.75%
                           3,000              thereafter), 6/15/09(#).................................          2,040,000
                           1,562+           Venture Holdings Trust, 9.75%, 4/1/04.....................          1,565,905
                                                                                                             ------------

                                          TOTAL CORPORATE BONDS (cost $23,916,237)....................         24,163,884
                                                                                                             ------------

                                          TOTAL INVESTMENTS -- 127.7% (cost $249,519,668).............        261,890,718
                                                                                                             ------------

                                          LIABILITIES IN EXCESS OF OTHER ASSETS -- (27.7%)............        (57,036,167)
                                                                                                             ------------
                                          NET ASSETS -- 100.0%
                                          (equivalent to $16.18 per share on 12,657,133 common shares
                                          outstanding)................................................       $204,854,551
                                                                                                             ============

--------------------------------------------------------------------------------
                See accompanying notes to financial statements.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS (concluded)

April 30, 1998 (unaudited)

--------------------------------------------------------------------------------

FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT APRIL 30, 1998:

                          CONTRACTS       IN EXCHANGE     CONTRACTS AT    DELIVERY     UNREALIZED
                         TO DELIVER           FOR            VALUE          DATE      APPRECIATION
                         ----------       -----------     ------------    --------    ------------
Sale.................  Yen 345,500,000    US$2,720,901    US$2,625,701    6/17/98       $95,200

  * Rate shown reflects current rate on variable rate instrument or instrument with step coupon rates.

  @ Payment-in-kind security for which part of the interest earned is capitalized as additional principal.

  A Portion of income earned is capitalized as Russia Interest in Arrears Notes.

  + All or a portion of this security is segregated as collateral pursuant to a loan agreement.

 ++ Loan Participation Notes were acquired through the financial institutions indicated parenthetically.

  # Pursuant to Rule 144A under the Securities Act of 1933, this security can only be sold to qualified institutional investors.

   DCB    --   Debt Conversion Bond.
   FLIRB  --   Front Loaded Interest Reduction Bond.
   IAN    --   Interest in Arrears Notes.
   IRB    --   Interest Reduction Bond.
   NMB    --   New Money Bond.
   PDI    --   Past Due Interest.

                See accompanying notes to financial statements.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES

April 30, 1998 (unaudited)

ASSETS
Investments, at value (cost -- $249,519,668)................  $261,890,718
Receivable for investments sold.............................     2,218,750
Net unrealized appreciation on forward foreign currency
  contracts.................................................        95,200
Interest receivable.........................................     3,993,647
Deferred organization expenses and other assets (Note 2)....        40,948
                                                              ------------
        Total assets........................................   268,239,263
                                                              ------------
LIABILITIES
Loan payable (Note 5).......................................    60,000,000
Accrued interest expense on loan (Note 5)...................     1,851,615
Payable to bank.............................................     1,070,561
Accrued expenses............................................       284,976
Advisory fee payable........................................       152,194
Administration fee payable..................................        25,366
                                                              ------------
        Total liabilities...................................    63,384,712
                                                              ------------
NET ASSETS
Common Stock ($.001 par value, authorized 100,000,000
  shares; 12,657,133 shares outstanding)....................        12,657
Additional paid-in capital..................................   176,709,696
Undistributed net investment income.........................     1,668,963
Accumulated net realized gain on investments................    13,997,949
Net unrealized appreciation on investments and foreign
  currency translation (Note 7).............................    12,465,286
                                                              ------------
        Net assets..........................................  $204,854,551
                                                              ------------
NET ASSET VALUE PER SHARE ($204,854,551 / 12,657,133
  shares)...................................................  $      16.18
                                                              ------------

--------------------------------------------------------------------------------
                See accompanying notes to financial statements.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

-----------------------------------------------
STATEMENT OF OPERATIONS

For the Six Months Ended April 30, 1998 (unaudited)

NET INVESTMENT INCOME
    INCOME
        Interest (includes discount accretion of
        $3,827,096).........................................               $15,090,218
    EXPENSES
        Investment advisory fees............................  $  897,720
        Administration fees.................................     149,560
        Custodian's fees and expenses.......................      69,424
        Reports to shareholders.............................      39,672
        Legal fees and expenses.............................      37,687
        Accounting fees.....................................      35,704
        Audit fees and expenses.............................      32,728
        Transfer agent's fees and expenses..................      20,815
        Directors' fees.....................................      20,332
        Amortization of deferred organization expenses (Note
        2)..................................................      10,992
        Registration fees...................................       5,052
        Miscellaneous.......................................       2,975
                                                              ----------
    Total operating expenses................................   1,322,661
        Loan interest expense (Note 5)......................   1,915,262
                                                              ----------
    Total expenses..........................................                 3,237,923
                                                                           -----------
    Net investment income...................................                11,852,295
                                                                           -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN
  CURRENCY TRANSACTIONS
    Net realized gain on:
        Investment transactions.............................                14,600,634
        Foreign currency transactions.......................                   220,672
                                                                           -----------
                                                                            14,821,306
                                                                           -----------
    Net change in unrealized appreciation on:
        Investments (Note 7)................................                 4,540,654
        Foreign currencies..................................                   102,917
                                                                           -----------
                                                                             4,643,571
                                                                           -----------
    Net gain on investments and foreign currency
     transactions...........................................                19,464,877
                                                                           -----------
    NET INCREASE IN NET ASSETS FROM OPERATIONS..............               $31,317,172
                                                                           -----------

--------------------------------------------------------------------------------
                See accompanying notes to financial statements.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

--------------------------------------------------------------------------------
STATEMENT OF CASH FLOWS

For the Six Months Ended April 30, 1998 (unaudited)

CASH FLOWS PROVIDED BY OPERATING ACTIVITIES:
    Net sales of short-term portfolio investments...........  $  48,205,000
    Purchases of long-term portfolio investments............   (242,936,733)
    Proceeds from disposition of long-term portfolio
     investments and principal paydowns.....................    211,974,668
                                                              -------------
                                                                 17,242,935
    Net investment income...................................     11,852,295
    Accretion of discount on investments....................     (3,827,096)
    Interest on payment-in-kind bonds.......................     (1,398,596)
    Amortization of organization expenses...................         10,992
    Net change in receivables/payables related to
     operations.............................................       (349,487)
                                                              -------------
        Net cash flows provided by operating activities.....     23,531,043
                                                              -------------
CASH FLOWS USED FOR FINANCING ACTIVITIES:
    Cash dividends paid.....................................    (24,602,321)
                                                              -------------
Net decrease in cash........................................     (1,071,278)
Cash at beginning of period.................................            717
                                                              -------------
Cash at end of period.......................................  $  (1,070,561)
                                                              -------------

--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS

                                                                 SIX MONTHS
                                                                   ENDED
                                                               APRIL 30, 1998      YEAR ENDED
                                                                (UNAUDITED)     OCTOBER 31, 1997
------------------------------------------------------------------------------------------------

OPERATIONS
    Net investment income...................................    $ 11,852,295      $ 20,171,114
    Net realized gain on investments and foreign currency
      transactions..........................................      14,821,306        25,505,631
    Net change in unrealized appreciation/depreciation on
      investments and foreign currencies....................       4,643,571       (21,754,816)
                                                                ------------      ------------
    Net increase in net assets from operations..............      31,317,172        23,921,929
                                                                ------------      ------------
DIVIDENDS
    Distributions from net realized gains...................     (12,606,504)               --
    Dividends from net investment income....................     (11,995,817)      (18,795,852)
                                                                ------------      ------------
                                                                 (24,602,321)      (18,795,852)
                                                                ------------      ------------
TOTAL INCREASE IN NET ASSETS................................       6,714,851         5,126,077
                                                                ------------      ------------
NET ASSETS
    Beginning of period.....................................     198,139,700       193,013,623
                                                                ------------      ------------
    End of period (includes undistributed net investment
      income of $1,668,963 and $1,591,813, respectively)....    $204,854,551      $198,139,700
                                                                ------------      ------------

--------------------------------------------------------------------------------
                See accompanying notes to financial statements.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

(unaudited)

NOTE 1. ORGANIZATION

The Salomon Brothers Worldwide Income Fund Inc (the "Fund") was incorporated in Maryland on October 21, 1993 and is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Fund commenced operations on December 31, 1993. The Fund seeks to maintain a high level of current income by investing primarily in a portfolio of high-yield foreign sovereign debt securities and high-yield non-U.S. and U.S. corporate debt securities. As a secondary objective, the Fund seeks capital appreciation.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

SECURITIES VALUATION.   In valuing the Fund's assets, all securities for which
market quotations are readily available are valued (except as described below)
(i) at the last sales price prior to the time of determination if there were a sales price on the date of determination, (ii) at the mean between the last current bid and asked prices if there were no sales price on such date and bid and asked quotations are available and (iii) at the bid price if there were no sales price on such date and only bid quotations are available. Publicly traded sovereign bonds are typically traded internationally in the over-the-counter market and will be valued at the mean between the last current bid and asked price as of the close of business of that market. However, where the spread between bid and asked price exceeds five percent of the par value of the security, the security is valued at the bid price. Securities may be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Short-term investments having a maturity of 60 days or less are valued at amortized cost which approximates market value. Securities for which reliable quotations are not readily available are valued at fair value as determined in good faith by, or under procedures established by the Board of Directors.

REPURCHASE AGREEMENTS.   When entering into repurchase agreements, it is the
Fund's policy that its custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

(unaudited)

FOREIGN CURRENCY TRANSLATION.   The books and records of the Fund are maintained
in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities -- at the 12:00 noon rate of exchange reported by Reuters;

(ii) purchases and sales of investment securities, income and expenses -- at the rate of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the period.

Net realized gains on foreign currency transactions represent net foreign exchange gains from disposition of foreign currency, gains or losses realized between the trade and settlement dates on security transactions, and the difference between amounts of interest recorded on the Fund's books and the U.S. dollar equivalent amounts actually received. Net currency gains and losses from valuing foreign currency denominated assets, except portfolio securities, and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation on investments and foreign currency translation.

FORWARD CURRENCY CONTRACTS.   A forward currency contract ("forward contract")
is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The contracts are valued on each valuation date at current exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on investments and foreign currencies. The Fund records realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery. This gain or loss, if any, is included in net realized gain (loss) on foreign currency transactions.

CASH FLOW INFORMATION.   The Fund invests in securities and distributes
dividends and distributions from net investment income and from net realized gains which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments is presented in the Statement of Cash Flows.

Accounting practices that do not affect reporting activities on a cash basis include carrying investments at value and amortizing discounts or premiums on debt obligations. For the six months ended April 30, 1998, the Fund paid interest expense of $1,915,262.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME.   Securities transactions are
recorded on the trade date. Realized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and the Fund accretes discount on securities purchased using the effective interest method.

TAXES.   It is the Fund's intention to continue to meet the requirements of the
Internal Revenue Code applicable to regulated investment companies and to distribute substantially all

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

(unaudited)

of its taxable income and capital gains, if any, to shareholders. Therefore, no federal income tax or excise tax provision is required.

DIVIDENDS.   The Fund declares and pays dividends monthly from net investment income. Net long-term capital gains, if any, in excess of loss carryforwards will be distributed annually. Dividends are recorded on the ex-dividend date.

Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassifications. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes, but not for tax purposes are reported as distributions in excess of net investment income and distributions in excess of net realized capital gains.

DEFERRED ORGANIZATION EXPENSES.   A total of $116,182 was incurred in connection
with the organization of the Fund. These costs have been deferred and are being amortized on a straight-line basis over a period of sixty months from the date the Fund commenced investment operations.

NOTE 3. MANAGEMENT AND ADMINISTRATION FEES AND OTHER TRANSACTIONS

The Fund has an Investment Advisory Agreement with Salomon Brothers Asset Management Inc (the "Adviser"), an indirect wholly-owned subsidiary of Salomon Inc (which subsequent to October 31, 1997 became part of Salomon Smith Barney Holdings Inc., a wholly-owned subsidiary of the Travelers Group. See Note 10). The Fund's Adviser is responsible for the management of the Fund's portfolio in accordance with the Fund's investment objectives and policies and for making decisions to buy, sell, or hold particular securities. The Fund pays the Adviser a monthly fee for its advisory services at an annual rate of .90% of the value of the Fund's average weekly net assets.

The Adviser also serves as Administrator to the Fund and Prudential Mutual Fund Management, Inc. serves as Sub-administrator. The Administrator and Sub-administrator perform certain administrative services necessary for the operation of the Fund. Under the terms of the Administration Agreement, the Fund pays the Administrator a monthly fee at an annual rate of .15% of the value of the Fund's average weekly net assets up to $250 million and .125% of the value of such net assets in excess of $250 million for its services, out of which the Administrator pays the Sub-administrator eighty percent of such fees collected for its services.

At April 30, 1998, the Adviser owned 8,474 shares of the Fund.

Certain officers and/or directors of the Fund are also officers and/or directors of the Adviser.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

(unaudited)

The Fund pays each Director not affiliated with the Adviser a fee of $5,000 per year, a fee of $700 for attendance at each in-person meeting, a fee of $100 for participation in each telephonic meeting and reimbursement for travel and out-of-pocket expenses for each board and committee meeting attended.

NOTE 4. PORTFOLIO ACTIVITY AND FEDERAL INCOME TAX STATUS

Purchases and sales of investment securities, other than short-term investments, for the six months ended April 30, 1998 aggregated $175,152,720 and $173,288,233, respectively.

The federal income tax basis of the Fund's investments at April 30, 1998 was substantially the same as the basis for financial reporting and, accordingly, net unrealized appreciation for federal income tax purposes was $12,371,050 (gross unrealized appreciation -- $12,860,577; gross unrealized depreciation -- $489,527).

During the six months ended April 30, 1998, permanent book/tax differences of $220,672 arising from foreign currency losses have been reclassified to undistributed net investment income from accumulated net realized gain on investments. Net investment income, net realized gains on investments and net assets were not affected by this reclassification.

During the year ended October 31, 1997, the Fund utilized capital loss carryforwards for federal income tax purposes of $12,954,095 to offset net realized capital gains.

NOTE 5. BANK LOAN

The Fund borrowed $60,000,000 pursuant to a secured term loan agreement (the "Loan") with Morgan Guaranty Trust Company of New York. The Loan agreement was renewed on November 6, 1997 at an interest rate of 6.34375%, which is equal to six-month LIBOR plus 1.375% and the maturity date is May 6, 1998. Interest is payable upon maturity. In accordance with the terms of the Loan, the Fund must maintain a level of collateral to debt of between 175-225%. The collateral for the Loan was valued at $120,400,962 on April 30, 1998 and is being held in a segregated account by the Fund's custodian.

The net asset value of the Fund could be negatively affected if the Fund were required to liquidate assets in other than an orderly manner and/or in adverse market conditions to repay any bank loans outstanding.

NOTE 6. LOAN PARTICIPATIONS

The Fund invests in U.S. dollar-denominated fixed and floating rate loans ("Loans") arranged through private negotiations between a foreign sovereign entity and one or more financial institutions ("Lenders"). The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of loans from third parties

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

(unaudited)

("Assignments"). Participations typically result in the Fund having a contractual relationship only with the Lender, not with the sovereign borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreements relating to the loan, nor any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. The Fund may have difficulty disposing of Participations and Assignments because the market for such instruments is not highly liquid.

NOTE 7. "WHEN AND IF" ISSUED BONDS

"When and if" issued bonds are recorded as investments in the Fund's portfolio and marked-to-market to reflect the current value of the bonds. When the Fund sells a "when and if" issued bond, an unrealized gain or loss is recorded equal to the difference between the selling price and purchase cost of the bond. Settlement of trades (i.e., receipt and delivery) of the "when and if" issued bond is contingent upon the successful issuance of such bond. In the event its sponsor is unable to successfully issue the security, all trades in "when and if" issued bonds become null and void, and, accordingly, the Fund will reverse any gain or loss recorded on such transactions.

NOTE 8. CREDIT AND MARKET RISK

The yields of emerging market debt obligations and high yield corporate debt obligations reflect, among other things, perceived credit risk. The Fund's investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, overall greater risk of timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. At April 30, 1998, the Fund has a concentration of credit risk in sovereign debt of emerging market countries.

Investing in foreign securities may also involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the risks of loss from currency devaluations and other exchange rate fluctuations.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (concluded)

(unaudited)

NOTE 9. FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

The Fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency. Forward contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. As of April 30, 1998, the Fund has an outstanding contract to sell 345,500,000 Japanese Yen for US$ 2,720,901 for a scheduled settlement of June 17, 1998.

Consistent with its objective to seek high current income, the Fund invests in instruments whose values and interest rates may be linked to foreign currencies, interest rates, indices or some other financial indicator. The value at maturity or interest rates for these instruments will increase or decrease according to the change in the indicator to which it is indexed. These securities are generally more volatile in nature and the risk of loss of principal or interest is greater.

NOTE 10. ANNUAL SHAREHOLDERS MEETING

The Fund held it's annual meeting on January 15, 1998. At the meeting, shareholders approved a new investment advisory agreement between Salomon Brothers Asset Management Inc ("SBAM") and the Fund, elected each of the nominees proposed for election to the Fund's Board of Directors and ratified the selection of Price Waterhouse LLP as the independent accountants of the Fund. Approval of the agreement was necessary due to the merger of Salomon Inc, which had been the ultimate parent company of SBAM, with and into Smith Barney Holdings Inc., a subsidiary of Travelers Group Inc., which occurred on November 28, 1997. Travelers is now the ultimate parent company of SBAM. The following table provides information concerning the matters voted on at the meeting:

  JANUARY 15, 1998

  1. Approval of a new investment advisory agreement between SBAM and the Fund.

VOTES FOR    VOTES AGAINST   VOTES ABSTAINED   UNVOTED
----------   -------------   ---------------   -------
11,078,372      384,904          217,545          7

  2. Election of directors.

    NOMINEES      VOTES FOR    VOTES WITHHELD
----------------  ----------   --------------
Daniel P. Cronin  11,228,968      451,860
Riordan Roett     11,246,954      433,874

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

  3. Ratification of Price Waterhouse LLP as the Independent Accountants of the Fund.

VOTES FOR    VOTES AGAINST   VOTES ABSTAINED   UNVOTED
----------   -------------   ---------------   -------
11,222,852      326,898          131,075          3

NOTE 11. EVENTS SUBSEQUENT TO APRIL 30, 1998

Subsequent to April 30, 1998, the Board of Directors of the Fund declared dividends of $.11875 per common share payable May 29, 1998 and June 30, 1998 to shareholders of record on May 12, 1998 and June 16, 1998, respectively.

The Loan Agreement with Morgan Guaranty Trust Company was renewed on May 6, 1998 at an interest rate of 6.28125%, which is equal to six-month LIBOR plus 1.375%, and the maturity date is November 6, 1998.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

-----------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS


                                                                                                             DECEMBER 31,
                                                         SIX MONTHS   YEAR ENDED                                1993*
                                                           ENDED       OCTOBER     YEAR ENDED   YEAR ENDED     THROUGH
                                                         APRIL 30,       31,        OCTOBER      OCTOBER     OCTOBER 31,
                                                            1998         1997       31, 1996     31, 1995        1994
-------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period...................   $  15.65     $  15.25     $  10.71     $  11.31      $  14.03++
                                                          --------     --------     --------     --------      --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income..................................        .94         1.59         1.99         1.71          1.02
Net realized and unrealized gain (loss) on
  investments..........................................       1.54          .30         3.98         (.89)        (2.60)
                                                          --------     --------     --------     --------      --------
    Total from investment operations...................       2.48         1.89         5.97          .82         (1.58)
                                                          --------     --------     --------     --------      --------
LESS DISTRIBUTIONS:
Dividends from net investment income...................       (.95)       (1.49)       (1.43)       (1.37)        (1.01)
Distributions from net realized gains..................      (1.00)          --           --           --            --
Distributions in excess of net investment income.......         --           --           --         (.05)         (.06)
                                                          --------     --------     --------     --------      --------
    Total distributions................................      (1.95)       (1.49)       (1.43)       (1.42)        (1.07)
                                                          --------     --------     --------     --------      --------
Offering costs with respect to issuance of shares......         --           --           --       --              (.07)
                                                          --------     --------     --------     --------      --------
Net asset value, end of period.........................   $  16.18     $  15.65     $  15.25     $  10.71      $  11.31
                                                          ========     ========     ========     ========      ========
Market price per share, end of period..................   $ 14.875     $13.8125     $  14.00     $ 11.375      $  10.75
                                                          ========     ========     ========     ========      ========
TOTAL INVESTMENT RETURN(A).............................     22.53%        8.93%       37.34%       20.61%        (16.55)%+
RATIOS TO AVERAGE NET ASSETS:
    Total expenses, including interest expense.........      3.23%#       3.24%        3.91%        5.04%         2.90%#
    Total expenses, excluding interest expense
      (operating expenses).............................      1.32%#       1.36%        1.44%        1.42%         1.36%#
    Net investment income..............................     11.81%#       9.52%       15.25%       16.70%        10.24%#
SUPPLEMENTAL DATA:
    Net assets, end of period (000)....................   $204,846     $198,140     $193,014     $135,540      $143,159
    Average net assets (000)...........................   $202,325     $211,806     $165,059     $129,516      $151,954
    Portfolio turnover rate............................        68%         175%          97%         101%           13%
    Asset coverage for Loan outstanding................       441%         430%         422%         326%          339%
    Weighted average bank loan (000)...................   $ 60,000     $ 60,000     $ 60,000     $ 60,000      $ 39,934
    Weighted average interest rate on bank loan........      6.35%#       6.62%        6.80%        7.83%         5.88%#

--------------------------------------------------------------------------------

  *  Commencement of investment operations.
(a) Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Total investment return for periods of less than one full year are not annualized.
  + Based on beginning period price of $14.03 (initial offering price of $15.00 less sales load of $.975) and end of period market value of $10.75 per share.
 ++ Net asset value immediately after closing of initial public offering was $13.96.
  #  Annualized.

                See accompanying notes to financial statements.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

--------------------------------------------------------------------------------
SELECTED QUARTERLY FINANCIAL INFORMATION

                                       (unaudited)

SUMMARY OF QUARTERLY RESULTS OF OPERATIONS:

                                                                        NET REALIZED AND
                                                                      CHANGE IN UNREALIZED          NET INCREASE
                                                                        GAINS (LOSSES) ON         (DECREASE) IN NET
                                                NET INVESTMENT           INVESTMENTS AND        ASSETS RESULTING FROM
                                                    INCOME             FOREIGN CURRENCIES            OPERATIONS
                                             ---------------------   -----------------------   -----------------------
                                  TOTAL                     PER                       PER                       PER
       QUARTERLY PERIOD           INCOME       AMOUNT      SHARE        AMOUNT       SHARE        AMOUNT       SHARE
----------------------------------------------------------------------------------------------------------------------
December 31, 1993*
 to January 31, 1994..........  $  855,302   $  666,958    $.053     $    651,408   $  .051    $  1,318,366   $  .104
February 1, 1994
 to April 30, 1994............   3,755,934    3,068,100     .242      (30,047,353)   (2.374)    (26,979,253)   (2.132)
May 1, 1994
 to July 31, 1994.............   5,659,468    4,838,529     .382       (4,196,038)    (.332)        642,491      .050
August 1, 1994
 to October 31, 1994..........   6,377,379    4,396,866     .347          611,672      .048       5,008,538      .395
November 1, 1994
 to January 31, 1995..........   6,109,343    4,500,735     .356      (54,531,478)   (4.308)    (50,030,743)   (3.952)
February 1, 1995
 to April 30, 1995............   6,621,361    5,010,043     .396       31,740,675     2.508      36,750,718     2.904
May 1, 1995
 to July 31, 1995.............   7,260,442    5,647,319     .446        9,571,130      .756      15,218,449     1.202
August 1, 1995
 to October 31, 1995..........   8,164,877    6,466,109     .511        1,986,368      .157       8,452,477      .668
November 1, 1995
 to January 31, 1996..........   7,973,433    6,446,891     .509       35,190,168     2.780      41,637,059     3.290
February 1, 1996
 to April 30, 1996............   7,977,538    6,270,053     .495       (8,530,399)    (.674)     (2,260,346)    (.179)
May 1, 1996
 to July 31, 1996.............   7,736,752    6,151,223     .486        4,345,548      .343      10,496,771      .829
August 1, 1996
 to October 31, 1996..........   7,933,368    6,299,516     .498       19,336,837     1.528      25,636,353     2.026
November 1, 1996
 to January 31, 1997..........   7,325,883    5,660,634     .447       19,679,979     1.555      25,340,613     2.002
February 1, 1997
 to April 30, 1997............   6,653,671    4,990,215     .394       (8,834,602)    (.698)     (3,844,387)    (.304)
May 1, 1997
 to July 31, 1997.............   6,531,327    4,820,659     .381       24,275,638     1.918      29,096,297     2.299
August 1, 1997
 to October 31, 1997..........   6,519,795    4,699,606     .371      (31,370,200)   (2.478)    (26,670,594)   (2.107)
November 1, 1997
 to January 31, 1998..........   8,094,991    6,467,875     .511       11,435,981      .904      17,903,856     1.415
February 1, 1998
 to April 30, 1998............   6,995,227    5,384,420     .425        8,028,896      .635      13,413,316     1.060


                                     DIVIDENDS AND
                                     DISTRIBUTIONS
                                -----------------------       SHARE PRICE
                                                 PER      -------------------
       QUARTERLY PERIOD            AMOUNT       SHARE       HIGH       LOW
------------------------------  ---------------------------------------------
December 31, 1993*
 to January 31, 1994..........            --       --      $15 1/8    $15
February 1, 1994
 to April 30, 1994............  $  4,509,103    $.356       15 1/8     12
May 1, 1994
 to July 31, 1994.............     4,509,103     .356       13 1/2     11 1/8
August 1, 1994
 to October 31, 1994..........     4,509,103     .356       12 5/8     10 3/4
November 1, 1994
 to January 31, 1995..........     4,509,103     .356       11 3/4      9 1/4
February 1, 1995
 to April 30, 1995............     4,509,103     .356       11 1/8      9 3/8
May 1, 1995
 to July 31, 1995.............     4,509,105     .356       11 3/4     10 3/4
August 1, 1995
 to October 31, 1995..........     4,509,105     .356       11 5/8     11
November 1, 1995
 to January 31, 1996..........     4,509,110     .356       13 3/8     11 1/8
February 1, 1996
 to April 30, 1996............     4,509,109     .356       13 1/2     12 1/8
May 1, 1996
 to July 31, 1996.............     4,509,113     .357       13 3/8     12 5/8
August 1, 1996
 to October 31, 1996..........     4,509,111     .356       14 1/4     13 1/4
November 1, 1996
 to January 31, 1997..........     5,268,534     .416       13 7/8     14 7/8
February 1, 1997
 to April 30, 1997............     4,509,110     .356       14         15 1/4
May 1, 1997
 to July 31, 1997.............     4,509,104     .356       16 3/16    14 5/8
August 1, 1997
 to October 31, 1997..........     4,509,104     .356       16 3/16    13 9/16
November 1, 1997
 to January 31, 1998..........    20,093,217    1.589       15 3/4     13 5/8
February 1, 1998
 to April 30, 1998............     4,509,104     .356       15 11/16   14 11/16

--------------------------------------------------------------------------------

* Commencement of investment operations.

                See accompanying notes to financial statements.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

-----------
DIRECTORS

CHARLES F. BARBER

      Consultant; formerly Chairman,
      ASARCO Incorporated

DANIEL P. CRONIN

      Vice President -- General Counsel,
      Pfizer International Inc.

HEATH B. MCLENDON

      Managing Director, Smith Barney Inc.
      President, Mutual Management Corp.;
      Chairman, Smith Barney Strategy Advisors Inc.

RIORDAN ROETT

      Professor and Director,
      Latin American Studies Program,
      Paul H. Nitze School of
      Advanced International Studies,
      Johns Hopkins University

JESWALD W. SALACUSE

      Henry J. Braker
      Professor of Commercial Law,
      The Fletcher School of Law & Diplomacy, Tufts University

---------
OFFICERS

HEATH B. MCLENDON

      Chairman and President

THOMAS FLANAGAN

      Executive Vice President

PETER J. WILBY

      Executive Vice President

BETH A. SEMMEL

      Executive Vice President

MAUREEN O'CALLAGHAN

      Executive Vice President

JAMES E. CRAIGE

      Executive Vice President

ALAN M. MANDEL

      Controller

NOEL DAUGHERTY

      Secretary
----------------------
SALOMON BROTHERS

WORLDWIDE INCOME FUND INC

      Seven World Trade Center
      New York, New York 10048
      For information call (toll free)
      1-888-777-0102

INVESTMENT ADVISER AND ADMINISTRATOR

      Salomon Brothers Asset Management Inc
      Seven World Trade Center
      New York, New York 10048

SUB-ADMINISTRATOR

      Prudential Mutual Fund Management, Inc.
      One Seaport Plaza
      New York, New York 10292

CUSTODIAN

      Brown Brothers Harriman & Co.
      40 Water Street
      Boston, MA 02109

TRANSFER AGENT

      American Stock Transfer & Trust Company
      40 Wall Street
      New York, New York 10005

LEGAL COUNSEL

      Simpson Thacher & Bartlett
      425 Lexington Avenue
      New York, New York 10017

NEW YORK STOCK EXCHANGE SYMBOL

      SBW

------------------------------------------------------
 Notice is hereby given in accordance with Section 23(c)
 of the Investment Company Act of 1940 that the Fund may
 purchase, from time to time, shares of  its common
 stock at market prices.
------------------------------------------------------

    This report is for stockholder information.
   This is not a prospectus intended for use in the purchase or sale of Fund shares.

------------------------------------------------------

       ---------------------
             BULK RATE
            U.S. POSTAGE
                PAID
         STATEN ISLAND, NY
             PERMIT NO.
                169
       ---------------------


AMERICAN STOCK TRANSFER & TRUST COMPANY
40 WALL STREET
NEW YORK, NEW YORK 10005